                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
        OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement                                 [ ] Confidential, for Use of the
                                                                     Commission Only (as permitted
                                                                     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Advanced Communication Systems, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)     Total fee paid:

--------------------------------------------------------------------------------
         [ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

--------------------------------------------------------------------------------
         (2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)     Filing Party:

--------------------------------------------------------------------------------
         (4)     Date Filed:

--------------------------------------------------------------------------------

                      ADVANCED COMMUNICATION SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 25, 1999

TO THE STOCKHOLDERS OF ADVANCED COMMUNICATION SYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Advanced Communication Systems, Inc. (the "Company"), will be held at the offices of the Company at 10089 Lee Highway, Fairfax, Virginia, 22030, at 10:30 a.m. on Thursday, February 25, 1999 for the following purposes:

     1. To elect six directors to serve for the following year and until their successors are duly elected;

     2.  To approve an amendment to the Company's 1997 Stock Incentive Plan;

     3.  To approve the Company's Employee Stock Purchase Plan;

     4. To ratify the appointment of Arthur Andersen LLP as independent accountants of the Company for the fiscal year ending September 30, 1999; and

     5. To consider and transact such other business as may properly and lawfully come before the Annual Meeting or any adjournment thereof.

     All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

     The transfer books of the Company will close as of the end of business on January 11, 1999 for purposes of determining stockholders who are entitled to notice of and to vote at the Annual Meeting, but will not be closed for any other purpose.

     All stockholders are cordially invited to attend the Annual Meeting in person. IF YOU CANNOT ATTEND THE ANNUAL MEETING, PLEASE TAKE THE TIME TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE WE HAVE PROVIDED. If you attend the Annual Meeting and decide that you want to vote in person, you may revoke your proxy.

                                         By Order of the Board of Directors


January 26, 1999                         Dev Ganesan, Executive Vice President,
Fairfax, Virginia                        Chief Financial Officer and Treasurer

                      ADVANCED COMMUNICATION SYSTEMS, INC.

                               10089 LEE HIGHWAY
                            FAIRFAX, VIRGINIA, 22030

                         ANNUAL MEETING OF STOCKHOLDERS
                               FEBRUARY 25, 1999

                          --------------------------

                                PROXY STATEMENT

                          --------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of Advanced Communication Systems, Inc. (the "Company") for the annual meeting of stockholders (the "Annual Meeting") to be held at 10:30 a.m. on Thursday, February 25, 1999 at the Company's headquarters, located at 10089 Lee Highway, Fairfax, Virginia or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

     These proxy solicitation materials were mailed on or about January 26, 1999 to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

     Only stockholders of record at the close of business on January 11, 1999 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting. The outstanding voting securities of the Company as of such date consisted of 8,626,176 shares of Common Stock, $.01 par value (the "Common Stock"). For information regarding holders of more than 5% of the outstanding Common Stock, see "Securities Ownership of Certain Beneficial Owners and Management."

REVOCABILITY OF PROXIES

     The enclosed proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a person who has executed and returned a proxy is present at the Annual Meeting and wishes to vote in person, he or she may elect to do so and thereby suspend the power of the proxy holders to vote his or her proxy.

VOTING AND SOLICITATION

     Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of directors, each stockholder will be entitled to vote for six nominees and the six nominees with the greatest number of votes will be elected. Proposals 2, 3 and 4 will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.
Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telecopy, or electronic mail.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Under the Delaware General Corporation Law (the "DGCL"), an abstaining vote and a broker "non-vote" are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares exists. Abstentions are also counted in tabulating the total number of votes cast on matters voted on by the stockholders at the Annual Meeting. Broker "non-votes" are not counted for purposes of determining the number of votes cast on any matter voted on by stockholders.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2000 annual meeting must be received by the Company no later than September 28, 1999 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Any such proposal should be addressed to the Company's Chief Financial Officer and delivered to the Company's principal executive offices at 10089 Lee Highway, Fairfax, Virginia, 22030.

ANNUAL REPORT

     The Company's Annual Report to Stockholders, which includes its Annual Report on Form 10-K for the fiscal year ended September 30, 1998, is enclosed with this Proxy Statement.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

GENERAL

     A Board of Directors consisting of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's six nominees. The six directors nominated for election at the Annual Meeting are: Charles R. Collins, Thomas A. Costello, Charles G. Martinache, George A. Robinson, Wayne Shelton and Vincent
G. Vidas (collectively, the "Nominees"). In the event that any of the Nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next annual meeting of stockholders and until his successor has been elected and qualified.

     The Amended and Restated Bylaws of the Company provide that the number of members of the Board of Directors shall consist of six directors. Each director is elected for a one-year term at each annual meeting of the stockholders. Officers are elected by the Board of Directors. Each officer serves at the discretion of the Board of Directors. There are no family relationships among any of the directors or executive officers.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES

     Set forth below is certain information regarding the directors (including the Nominees), executive officers and key employees.

 DIRECTORS AND EXECUTIVE OFFICERS:    AGE     POSITION
 George A. Robinson ..................60      President, Chief Executive Officer and Chairman of
                                              the Board of Directors

 Dev Ganesan..........................40      Executive Vice President, Chief Financial Officer
                                              and Treasurer

 Vincent G. Vidas ....................67      Executive Vice President, Chief Operating Officer
                                              and Director

 Thomas A. Costello ..................51      Executive Vice President, Chief Technology Officer,
                                              Secretary and Director

 Charles R. Collins ..................67      Director

 Charles G. Martinache................58      Director

 Wayne Shelton........................66      Director


 KEY EMPLOYEES:                     AGE      POSITION
 Kevin R. Adams ....................41       President of ACS Technologies

 Dwayne Junker......................57       President of RF Microsystems, Inc.

 John Lin ..........................53       President of Advanced Management Incorporated

 Carl A. Mazzan ....................60       President of SEMCOR, Inc.

 Kenneth D. Regan ..................56       President of ACS Services

 Howard Sparks......................61       President of Integrated Systems Control, Inc.

     GEORGE A. ROBINSON. Mr. Robinson is a founder of the Company and has served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception in 1987. From 1986 to 1987, Mr. Robinson held the position of Vice President for East Coast Operations of Advanced Digital Systems, Inc., a military communication software development company. Prior to working at Advanced Digital Systems, Inc., Mr. Robinson spent over 20 years as a civilian employee in the U.S. Navy Satellite communication program, most recently as Deputy Director.

     DEV GANESAN. Mr. Ganesan has served as the Chief Financial Officer of the Company since February 1997 and as Executive Vice President and Treasurer since August 1997. From June 1994 to January 1997, Mr. Ganesan was employed by GSE Systems, Inc., a publicly held international software systems and technology solutions developer, as Vice President of Finance and Accounting. From 1990 to June 1994, Mr. Ganesan served as the Treasurer and Corporate Controller of U.S. Lime & Minerals, Inc., a publicly held mineral resources company. From 1987 to 1990, Mr. Ganesan was with Deloitte & Touche, most recently as an audit manager.

     VINCENT G. VIDAS. Mr. Vidas has served as the Executive Vice President and Chief Operating Officer of the Company since December 1998 and as a Director since August 1998. Mr. Vidas is a founder of SEMCOR, Inc. ("SEMCOR"), a wholly-owned subsidiary of the Company and served as President of SEMCOR from 1987 until January 1999.

     THOMAS A. COSTELLO. Mr. Costello is a founder of the Company and has served as Secretary and a Director of the Company since 1987. Mr. Costello also served as Treasurer of the Company from 1987 to August 1997. From 1987 to 1994, Mr. Costello held the positions of Senior Vice

President and Technical Director, and in 1995 was made Executive Vice President and Chief Technology Officer of the Company. From 1983 to 1987, Mr. Costello was a Senior Systems Engineer for Advanced Digital Systems, Inc. where, among other things, he led the Integrated Navy SATCOM Architecture study to upgrade existing information exchange subsystems.

     CHARLES R. COLLINS. Mr. Collins has served on the Board of Directors since August 1997. He is also currently an advisory partner with the law firm Gibson, Dunn & Crutcher LLP and has held such position since April 1, 1996. From 1984 to such date, Mr. Collins was a partner with Gibson, Dunn & Crutcher LLP. Mr. Collins is a general partner of a real estate partnership that filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in 1995. The partnership emerged from reorganization in 1996 and currently is performing under its obligations, as reorganized. Mr. Collins was not the managing general partner of the partnership at the time it was put into Chapter 11 and currently is not the managing general partner.

     CHARLES G. MARTINACHE. Mr. Martinache is a founder of the Company and has served as a Director of the Company since 1987. Mr. Martinache also served as Chief Operating Officer of the Company from 1987 to December 1998, as Vice President from 1987 to July 1992 and as Executive Vice President from 1992 to December 1998. From 1986 to 1987, Mr. Martinache was a program manager for Advanced Digital Systems, Inc. Prior to that, Mr. Martinache served 23 years in the U.S. Navy as a cryptologic officer.

     WAYNE SHELTON. Mr. Shelton has served on the Board of Directors since August 1997. From January 1995 to June 1997, he served as president of Hughes Information Systems and as a senior vice president of Hughes Aircraft Company. From December 1990 to January 1995, Mr. Shelton was president of Hughes Information Technology Corporation and corporate vice president of Hughes Aircraft Company. Mr. Shelton is currently a member of the Board of Directors of ADI Technology, Inc., a software engineering company.

     KEVIN R. ADAMS. Mr. Adams has served as President of ACS Technologies since October 1997. Mr. Adams joined the Company in September 1993 as a Systems Engineer, and in September 1994 he was made Manager of VME Technologies. In April 1996, Mr. Adams was promoted to Director of ACS Technologies, a business unit of the Company focusing on systems integration work, and in May 1997, Mr. Adams was appointed to the position of Vice President of the Company. From December 1991 to August 1993, Mr. Adams was employed as an engineer by VisiCom Laboratories, Inc., a software development company.

     DWAYNE JUNKER. Mr. Junker joined RF Microsystems, Inc. ("RFM"), a wholly-owned subsidiary of the Company, in 1989 and has served as RFM's President since November 1997. Prior to becoming President, Mr. Junker served as Vice President from 1996 to November 1997, C4I Division Vice President from 1994 to 1996, head of the C3I Department from 1992 to 1994 and as Milstar
Satellite Program Manager from 1989 to 1992.   Prior to working at RFM, Mr.
Junker served 30 years as a Navy Officer specializing in telecommunications and electronics.

     JOHN LIN. Mr. Lin is a founder of Advanced Management Incorporated ("AMI") and has been President of AMI since its inception in 1981. Mr. Lin has over 25 years experience as a systems engineer, facilities manager, operating system programmer, application programmer, office automation designer and network designer and installer. Prior to founding AMI, Mr. Lin worked for Electronic Data Systems and Planning Research Corporation.

     CARL A. MAZZAN. Mr. Mazzan joined SEMCOR in 1980 and was appointed President in December 1998. Prior to becoming President, Mr. Mazzan served in a variety of positions including

Chief Operating Officer from March 1998 to December 1998, Vice President and Deputy C4I Division Head from 1995 to March 1998 and Vice President and Manager Washington Operations from 1988 to 1995. In addition, Mr. Mazzan was the Program/Contract Manager for multimillion dollar contracts in support of the Space and Naval Warfare Systems Command from 1982 through 1997. Prior to joining SEMCOR in 1980, Mr. Mazzan served 20 years as a Navy Officer with a subspecialty in Command, Control and Communications.

     KENNETH D. REGAN. Mr. Regan joined the Company in October 1997 as Vice President for International Development and assumed the position of President of ACS Services, a business unit of the Company focusing on information technology services, in January 1998. Before joining the Company, Mr. Regan served for seven years as head of the Communication and Information Systems Department at the Navy Research and Development Laboratory Center in San Diego, California. Prior to becoming head of the department, he was division head, branch head and program manager for large communication and surveillance programs at the Naval Ocean Systems Center and predecessor organizations.

     HOWARD SPARKS. Mr. Sparks is a founder of Integrated Systems Control, Inc. ("ISC"), a wholly-owned subsidiary of the Company, and has been President and a Director of ISC since its inception in 1983. Prior to founding ISC, Mr. Sparks was a Senior Analyst and Business Manager for Sonalysts, Inc. Mr. Sparks has 38 years of C3I experience.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange Commission and Nasdaq. Based solely on a review of the copies of such reports and written representations from the reporting persons that no other reports were required, the Company believes that during the fiscal year ended September 30, 1998, its executive officers, directors and greater than ten percent stockholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act, with the following exception: Vince Vidas filed his Statement of Changes in Beneficial Ownership on Form 4 on September 17, 1998 in connection with 2,000 shares purchased in August 1998.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors met eight times in the fiscal year ended September 30, 1998. The Audit Committee met four times and the Compensation Committee met three times in the fiscal year ended September 30, 1998. Each of the directors attended at least 75% of all meetings of the Board of Directors and all committees on which he served during the year.

     The Compensation Committee and Audit Committee are comprised of Messrs. Shelton and Collins. The Compensation Committee determines the compensation of the Company's executive officers and administers the 1996 Stock Incentive Plan, the 1997 Stock Incentive Plan and the Employee Stock Purchase Plan. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plan and results of the audit engagement, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Neither member of the Compensation Committee was an officer or employee of the Company during the fiscal year ending September 30, 1998. Prior to the formation of the Compensation Committee in August 1997, the functions of the Compensation Committee were performed by the Board of Directors as a whole. For information concerning certain transactions and relationships among the Company and the current members of the Board of Directors, see "Certain Transactions."

  DIRECTOR COMPENSATION

     Directors who are employees of the Company do not receive any compensation for their service as directors. The Company pays each director who is not an employee of the Company (i) an annual retainer of $15,000, which is paid quarterly in cash, (ii) a stipend of $1,200 for attending each meeting of the Board of Directors and each meeting of a committee of the Board of Directors if such committee meeting is held on a date separate from a meeting of the Board of Directors and (iii) reimbursement for his out-of-pocket expenses for attending these meetings. In addition, Directors who are not employees of the Company receive options to purchase 5,000 shares of the Company's Common Stock upon election to the Board of Directors and an additional 5,000 shares upon each reelection to the Board of Directors. Such options have an exercise price equal to the current market price on the date of the grant, a term of five years and vest in three equal annual installments beginning on the date of the grant and on the first and second anniversary of the grant. All non-vested options are terminated six months after a member leaves the Board of Directors, other than by death or disability. On death or disability, all non-vested options automatically vest.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares of Common Stock, (ii) each Nominee, director and executive officer of the Company and (iii) all executive officers and directors as a group. The address of the stockholders listed below as beneficially owning more than five percent of the Common Stock is that of the Company's principal executive offices. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned.

                                                             SHARES               PERCENT OF
                                                          BENEFICIALLY           OUTSTANDING
 NAME                                                       OWNED                   SHARES
 ----                                                   ----------------        --------------


 EXECUTIVE OFFICERS, DIRECTORS:
 George A. and Barbara Robinson(1) ..................         847,500                 9.8%

 Charles G. Martinache(2)............................         489,321                 5.7%

 Thomas A. and Margaret M. Costello(3) ..............         847,500                 9.8%

 Dev Ganesan(4)......................................          66,950                  *

 Wayne Shelton(5)....................................           7,667                  *

 Charles R. Collins(6) ..............................           7,667                  *

 Vincent G. Vidas....................................           2,000                  *

 ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
 AS A GROUP:
 (7 persons) ........................................       2,268,605                26.3%

*Less than one percent of stock outstanding.

(1) Includes 396,305 shares owned by the Robinson 1997 Trust No. 1 and 396,305 shares owned by the Robinson 1997 Trust No. 2, both of which George A. Robinson is the sole trustee, and 54,890 shares owned by George A. Robinson and Barbara Robinson as joint tenants.

(2) Includes 176,782 shares owned by the Martinache 1997 Trust No. 1, of which Charles G. Martinache is the sole trustee, and 2,250 shares owned by Sharon K. Martinache and 2,222 shares held in trust for the benefit of Andrew Martinache. Excludes 190,729 shares owned by the Martinache 1997 Trust No. 2, of which Charles G. Martinache is no longer the trustee.

(3)      Includes: (i) 250,000 shares owned by the Costello 1997 Trust No. 1;
         (ii) 250,000 shares owned by the Costello 1997 Trust No. 2; (iii) 173,750 shares owned by Thomas A. Costello Revocable Trust; and (iv) 173,750 shares owned by Margaret M. Costello Revocable Trust. Margaret M. Costello and Thomas A. Costello are trustees for the Costello 1997 Trust No. 1 and Costello 1997 Trust No. 2; Thomas A. Costello is the trustee for the Thomas A. Costello Revocable Trust; and Margaret M. Costello is the trustee for Margaret M. Costello Revocable Trust.

(4) Includes outstanding options to purchase 66,250 shares of Common Stock which are exercisable within 60 days.

(5) Includes outstanding options to purchase 6,667 shares of Common Stock which are exercisable within 60 days.

(6) Includes outstanding options to purchase 6,667 shares of Common Stock which are exercisable within 60 days.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table presents certain information concerning compensation earned for services rendered in all capacities to the Company for the years ended September 30, 1996, 1997 and 1998 by the Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose salaries and bonuses exceeded $100,000 (the "Named Officers").

                                                                              LONG-TERM
                                                                            COMPENSATION
                                               ANNUAL COMPENSATION              AWARDS
                              ------------------------------------------    --------------
                                                                 OTHER       NUMBER OF            ALL
             NAME                                                ANNUAL       SHARES             OTHER
             AND              FISCAL                            COMPEN-     UNDERLYING          COMPEN-
      PRINCIPAL POSITION       YEAR      SALARY       BONUS      SATION       OPTIONS           SATION
      ------------------       ----      -------      -----      ------       -------           ------
 George A. Robinson            1998     $240,011           $0(1)   $0            0             $4,302(2)
 President, Chief Executive    1997     $239,578     $113,266      $0            0             $4,112(2)
 Officer and Chairman of the   1996     $250,000      $79,440      $0            0             $4,333(2)
 Board


 Charles G. Martinache         1998     $197,740           $0(1)   $0            0             $4,302(2)
 Executive Vice President and  1997     $214,576     $113,266      $0            0             $4,112(2)
 Chief Operating Officer       1996     $225,000      $79,440      $0            0            $23,233(3)


 Thomas A. Costello            1998     $180,003           $0(1)   $0            0            $3,973(2)
 Executive Vice President,     1997     $214,576     $113,266      $0            0            $4,112(2)
 Chief Technology Officer and  1996     $225,000      $79,440      $0            0            $4,967(2)
 Secretary

 Dev Ganesan                        1998      $150,010          $0(1)    $0         15,000          $3,480
 Executive Vice President, Chief    1997(4)    $75,010     $75,000       $0         115,000           $0
 Financial Officer and  Treasurer

-----------------

     (1) Messrs. Robinson, Martinache, Costello and Ganesan declined to participate in the Company's executive officer bonus awards program. If Messrs. Robinson, Martinache, Costello and Ganesan had not declined to participate in such program, such officers would have been entitled to bonuses of $190,000, $100,000, $80,000 and $97,500, respectively.

     (2)    Represents matching 401(k) plan contributions by the Company.

     (3) Includes matching 401(k) plan contributions by the Company of $4,967 and $18,266 in moving expenses paid by the Company.

     (4) Reflects compensation earned from Mr. Ganesan's date of hire, February 1, 1997, through September 30, 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

         The following table presents certain information concerning the stock option grants made to the Named Officers for the fiscal year ended September 30, 1998.


                                            INDIVIDUAL GRANTS
                         ----------------------------------------------------------
                                                                                   POTENTIAL REALIZABLE VALUE
                         NUMBER OF      PERCENTAGE OF                              AT ASSUMED ANNUAL RATES
                           SHARES        TOTAL OPTIONS                             OF STOCK PRICE APPRECIATION
                         UNDERLYING      GRANTED TO      EXERCISE                        OPTION TERM(1)
                          OPTIONS       EMPLOYEES IN     PRICE PER    EXPIRATION   ---------------------------
 NAME                     GRANTED        FISCAL 1998       SHARE         DATE        5%               10%
 ----                     -------        -----------       -----         ----      ------         ------------
 George A. Robinson           0                0              0            N/A         N/A            N/A

 Charles G. Martinache        0                0              0            N/A         N/A            N/A

 Thomas A. Costello           0                0              0            N/A         N/A            N/A

 Dev Ganesan                15,000             4%           $9.44        2/1/05      $67,593       $161,898

-----------------

(1) Amounts are based on the hypothetical 5% and 10% annual compounded rates of appreciation of the Common Stock price as prescribed by the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's Common Stock. The Company expresses no opinion regarding whether this level of appreciation will be realized and expressly disclaims any representation to that effect.

         FISCAL 1998 STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES

     The following table presents certain information concerning the exercise of options during the fiscal year ended September 30, 1998 by each of the Named Officers.

                                                            NUMBER OF SHARES
                            SHARES                       UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                           ACQUIRED                        OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                              ON           VALUE                YEAR-END               FISCAL YEAR-END(1)
 NAME                      EXERCISE      REALIZED      EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
 ----                      --------      --------      -------------------------   -------------------------
 George A. Robinson            0             0            0              0             0             0

 Charles G. Martinache         0             0            0              0             0             0

 Thomas A. Costello            0             0            0              0             0             0

 Dev Ganesan                53,750       $281,113         0        61,250/15,000    $179,921         $0

-----------

(1) Value for "in-the-money" options represent the positive spread between the exercise prices of outstanding options and the closing price of the Company's Common Stock on September 30, 1998 on the Nasdaq National Market of $9.44.

EMPLOYMENT AGREEMENTS

     Mr. Ganesan serves as the Executive Vice President, Chief Financial Officer and Treasurer of the Company pursuant to the terms of an employment agreement which continues in effect until Mr. Ganesan's termination or separation from the Company. Under the terms of the employment agreement, Mr. Ganesan receives an annual salary of $150,000 and was given a one-time signing bonus of $25,000 upon commencing work with the Company on February 1, 1997. Mr. Ganesan received a first-year bonus of $25,000 upon the accomplishment of certain mutually agreed upon objectives.

     Mr. Vidas, the Executive Vice President, Chief Operating Officer and Director of the Company, has an employment agreement which continues in effect until December 31, 1999 unless earlier terminated. Under the terms of the employment agreement, Mr. Vidas receives an annual salary of $200,000 and may be eligible for an annual performance-based bonus of up to $50,000 based upon the accomplishment of certain mutually agreed upon performance goals.

     There are no other employment agreements in effect with respect to any directors or executive officers of the Company.

INDEMNIFICATION ARRANGEMENTS

     The Company has entered into indemnification agreements pursuant to which it agreed to indemnify certain of its directors and officers against judgments, claims, damages, losses and expenses incurred as a result of the fact that any director or officer, in his capacity as such, is made or threatened to be made a party to any suit or proceeding. Such persons will be indemnified to the fullest extent now or hereafter permitted by the DGCL, as amended. The indemnification agreements provide for the advancement of certain expenses to such directors and officers in connection with any such suit or proceeding.
The Company's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for the indemnification of officers and directors to the fullest extent authorized by the DGCL.

COMPENSATION COMMITTEE REPORT

     The Company's executive officer compensation policy is to offer a package including a competitive salary, an incentive bonus based upon achievement of the Company's financial objectives and competitive benefits. The Company's compensation policy for officers is similar to that for other employees, and is designed to promote continued performance and attainment of corporate and personal goals.

     The Compensation Committee of the Board of Directors (comprised of two non-employee independent directors) reviews and approves individual executive officer salaries, bonus plan financial performance goals, bonus plan allocations and stock option grants. The Company's compensation structure is designed to: (i) enable the Company to attract highly qualified executives and management talent from within the communications and information technology services industry and other relevant industries, (ii) retain top performers and ensure future management continuity, (iii) reward achievement of the Company's strategic goals and financial targets and (iv) provide compensation that is consistent with marketplace competitiveness for companies of similar size, Company and individual performance and stockholder returns. Executive officers of the Company are paid salaries in line with their responsibilities and experience.

     The Compensation Committee developed a plan for the fiscal year ending September 30, 1998 designed to award bonuses based upon achievement by the Company of revenues and earnings per share objectives. Stock option grants to officers are designed to promote success by aligning the officers' financial interests with long-term stockholder value and by providing an incentive for individual long-term performance and the achievement of short-term financial performance by the Company. Grants of stock options are based on various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions and prior option grants.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to executive officers. The Committee currently believes that the Company should be able to continue to manage its executive compensation program for executive officers so as to preserve the related federal income tax deductions.

     The Compensation Committee annually reviews and approves the compensation of George A. Robinson, the Chief Executive Officer and Chairman of the Board of Directors. Mr. Robinson continues to provide outstanding personal leadership of the Company. Under Mr. Robinson's direction, the Company's revenues have increased each year since fiscal 1987 and grew at a compound annual rate of 54.6% during the last five fiscal years, reaching $107.8 million for fiscal 1998. In addition, the Company completed four strategic acquisitions during fiscal 1998. In light of the leadership he demonstrated during fiscal year 1998, the Committee believes Mr. Robinson's salary of $240,011 was reasonable. Mr. Robinson and each of the other executive officers declined to participate in the Company's executive officer bonus awards program. Mr. Robinson is also a significant stockholder in the Company, and to the extent his performance as Chief Executive Officer translates into an increase in the value of the Company's stock, all stockholders, including Mr. Robinson, share the benefits.

                             COMPENSATION COMMITTEE

                                 Wayne Shelton
                               Charles R. Collins

STOCK PERFORMANCE CHART

     The line graph set forth below compares the cumulative total return of the Company's Common Stock to the cumulative total returns on the Russell 2000 Index and the Nasdaq Computer & Data Processing Index for the period commencing June 27, 1997, the date of the Company's initial public offering, and ending September 30, 1998. The comparison assumes $100 was invested on June 27, 1997 in the Company's Common Stock and each of the foregoing indices and that all dividends were reinvested. The stock price performance shown on the graph below is not necessarily indicative of future performance.

                          [LINE GRAPH APPEARS HERE]

-----------------------------------------------------------------------------------------------------
                             Advanced Communication                          Nasdaq Computer & Data
   Measurement Period             Systems, Inc.         Russell 2000 Index      Processing Index
-----------------------------------------------------------------------------------------------------
 June 27, 1997                       100.00                   100.00                 100.00
-----------------------------------------------------------------------------------------------------
 June 30, 1997                       101.67                   104.30                 102.19
-----------------------------------------------------------------------------------------------------
 September 30, 1997                  170.00                   119.82                 111.76
-----------------------------------------------------------------------------------------------------
 December 31, 1997                   124.17                   115.81                 105.47
-----------------------------------------------------------------------------------------------------
 March 31, 1998                      154.17                   127.45                 139.33
-----------------------------------------------------------------------------------------------------
 June 30, 1998                       165.83                   123.87                 154.62
-----------------------------------------------------------------------------------------------------
 September 30, 1998                  125.83                    98.91                 145.82
-----------------------------------------------------------------------------------------------------

                              CERTAIN TRANSACTIONS

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     In 1993, the Company entered into a ten year lease with 10089 Management, the members of which include, among others, Messrs. Robinson, Martinache and Costello, who collectively own approximately 91% of 10089 Management. Under the terms of the lease, the Company leases approximately 23,148 square feet at 10089 Lee Highway, Fairfax, Virginia from 10089 Management for use as the Company's headquarters at a current rental rate of approximately $15.23 per square foot. The monthly rental rate increases annually based upon the annual increase in the Consumer Price Index. The Company, as tenant, also pays for insurance for the premises and for increases in real estate taxes over 1993 real estate taxes for the building. The Company also provides management services for 10089 Management at no cost. The lease expires on August 31, 2003. The Company believes that the terms of the lease, including the rental rate, are at least as favorable to the Company as those which could have been negotiated with an unaffiliated third party.

     10089 Management purchased the Company's headquarters building in 1993 using, in part, a loan in the amount of $1,125,000 from a third party institutional lender, which loan was previously guaranteed by the Company. Pursuant to the loan agreement, as amended, the guarantee was canceled upon the Company's initial public offering in June 1997. Also in connection with 10089 Management's acquisition of the Company's headquarters building, the Company lent to each of Messrs. Robinson, Martinache and Costello approximately $119,000 for use as part of the purchase price for the building. All loans were repaid in full from the proceeds received by the makers from the $6.6 million dividend of the Company's previously undistributed S corporation earnings declared by the Board of Directors in connection with the termination of the Company's S corporation status and its initial public offering (the "S Corporation Distribution").

     Mr. Martinache received a loan from the Company in 1996 in the amount of $50,000, bearing interest at a rate equal to 8.75% per annum. This loan was repaid by Mr. Martinache in full with proceeds received by him from the S Corporation Distribution.

     Charles R. Collins, a director of the Company, is an advisory partner at the law firm of Gibson, Dunn & Crutcher LLP and prior to his election to the Board of Directors was a partner with the same firm. Gibson, Dunn & Crutcher LLP received legal fees from the Company during the Company's fiscal year ended September 30, 1998 in connection with the Company's initial public offering in June 1997 and for certain other legal services.

TERMINATION AGREEMENTS

     Immediately prior to the consummation of the Company's initial public offering, the Company, Messrs. Robinson, Martinache and Costello, as the majority stockholders, Thomas and Margaret M. Costello and the trusts controlled by them, Charles and Helen Martinache and the trusts controlled by them and George and Barbara Robinson and the trusts controlled by them entered into Termination Agreements pursuant to which certain Stock Redemption Agreements previously entered into by and between the Company and each other party to the Termination Agreements were terminated.

                        APPROVAL OF THE AMENDMENT TO THE
                           1997 STOCK INCENTIVE PLAN
                                  (PROPOSAL 2)

     At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Plan") which amendment provides for automatic annual increases in the number of shares reserved for issuance thereunder such that, effective on the first trading day of each of January 1999 and January 2000, the number of shares available for issuance under the 1997 Plan shall increase by a number of shares equal to the lesser of (i) two percent (2%) of the total number of shares of the Company's Common Stock issued and outstanding on the last trading day of the preceding December or (ii) 400,000 shares. (Such number shall be subject to adjustment by the Company's Board of Directors under the terms of the 1997 Stock Incentive Plan to take into account the effect of extraordinary corporate transactions such as reorganization, merger, consolidation, recapitalization, restructuring or other distribution, stock split, spin-off or sale of substantially all of the Company's assets). The proposed automatic share increase feature will assure that a sufficient reserve of Common Stock is available under the 1997 Plan to attract and retain the services of key employees essential to the Company's long-term growth and success.

     The essential terms of the 1997 Plan are summarized below. The following discussion is qualified in its entirety by reference to the 1997 Plan. The Company will provide, upon request, a copy of the full text of the 1997 Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to the Chief Financial Officer of the Company and delivered to the Company's principal executive offices at 10089 Lee Highway, Fairfax, Virginia, 22030.

     GENERAL INFORMATION. The 1997 Plan was adopted by the Company's Board of Directors on March 25, 1997 and approved by the Company's stockholders on the same date. In November 1998, the Board of Directors approved the automatic share increase mechanism referenced above subject to stockholder approval. The 1997 Plan authorizes the Board of Directors (or Committee of the Board of Directors pursuant to its delegated authority) to grant stock options, stock appreciation rights, restricted or unrestricted stock or "performance shares" ("Awards") to directors, employees (including officers), consultants and advisors of the Company and its subsidiaries. The 1997 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business.

     The 1997 Plan has various provisions so that Awards under it may, but need not, qualify for an exemption from the "short swing liability" provisions of
Section 16(b) of the Exchange Act, pursuant to Rule 16b-3. The 1997 Plan is not subject to any of the provisions of ERISA and is not required to be qualified under Section 401(a) of the Code.

     Section 162(m) of the Code limits the deduction that may be taken by the Company for compensation payable to the Chief Executive Officer and the other four highest paid officers to $1,000,000 each per taxable year. The Code and applicable regulations provides an exception from that limitation for performance based compensation. The Company believes that any Awards under the 1997 Plan made after the approval of its amendment will not qualify for that exception.

     PURPOSE. The purpose of the 1997 Plan is to encourage ownership of Common Stock by key employees, directors, consultants and advisors of the Company as well as to provide increased incentive for such individuals to render services and to exert maximum effort for future growth and success of the Company.

     ADMINISTRATION. The 1997 Plan is administered by the Compensation Committee. The Compensation Committee has the authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the 1997 Plan as it deems advisable from time to time.

     ELIGIBILITY. The persons eligible to participate in the 1997 Plan include all employees, officers, directors, consultants and advisors of the Company or its subsidiary corporations at the time the Award is granted, other than those persons who have irrevocably elected not to be eligible.

     OUTSIDE DIRECTORS. The Board may provide for options to be granted to non-employee directors of the Company ("Outside Directors") in consideration for their service to the Company. The maximum number of shares of Common Stock subject to options granted under the 1997 Plan during any calendar year to any person on account of his or her service as an Outside Director, other than options that an Outside Director has elected to receive in lieu of cash retainer or other fees, may not exceed 20,000 shares. The option exercise price per share for each option granted to Outside Directors is equal to the closing price per share of the Company's Common Stock on the Nasdaq National Market on the date of the grant. Each option may be exercised at any time and from time to time, in whole or in part, prior to the fifth anniversary of the date of grant, except that no option may be exercised more than three months after the optionee ceases to serve as a director of the Company for any reason.

     COMMON STOCK SUBJECT TO THE 1997 PLAN. A maximum of 450,000 shares of the Company's Common Stock (plus the number of shares authorized under the proposed automatic increases) may be issued under the 1997 Plan. Options for a total of 407,100 shares of Common Stock were granted under the 1997 Plan, of which 401,767 remain outstanding. The number of shares subject to the 1997 Plan and to outstanding awards under the 1997 Plan are subject to adjustment by the Board of Directors if the Company's Common Stock is affected by an extraordinary corporate transaction such as a reorganization, merger, consolidation, recapitalization, restructuring or other distribution, stock split, spin-off or sale of substantially all of the Company's assets.

     AMENDMENTS AND TERMINATION. The 1997 Plan may be amended, altered or discontinued by the Board of Directors at any time. However, no such amendment may impair the rights of any Award holder, unless it is with the consent of the Award holder. If any amendment or alteration to the 1997 Plan would affect the ability of the Awards to comply with Rule 16b-3 of the Exchange Act or Section 422 or other applicable provisions of the Code, the amendment shall be approved by the Company's stockholders to the extent required by Rule 16b-3 of the Exchange Act, Section 422 of the Code, or other applicable provisions of, or rules under, the Code.

     NEW PLAN BENEFITS. Awards, if any, that will be paid to participants for any fiscal year are subject to the discretion of the Compensation Committee. Consequently, it is not possible to determine at this time the amount of Awards that will be paid in fiscal 1999.

     STOCK OPTIONS. Stock Option Awards may be in either Incentive Stock Options ("ISOs") qualifying under Code Section 422 or in options not intended to qualify as ISOs ("Nonqualified Options"). The 1997 Plan provides that the Compensation Committee shall have discretion to determine the option term and the schedule for the vesting of options awarded under the 1997 Plan and may determine events which will cause the options to expire as well as any other terms and conditions of the options. The Compensation Committee may, with the consent of the person entitled to exercise any outstanding option, amend such option, including changing the exercise price. The Compensation Committee may also accelerate the vesting of an option. The options are not transferable by the participant, other than by the participant's will or the laws of descent and distribution. A participant has no rights as a stockholder until Common Stock is distributed after the exercise of any option granted under the 1997 Plan, the payment of the exercise price and the satisfaction of any tax obligations.

     ISOs may be granted only to employees of the Company and its subsidiaries. The term of an ISO may not be more than 10 years from its grant date. The exercise price of the options is determined by the Compensation Committee; however, if an option is intended to be an ISO, the exercise price may not be less than 100% of the fair market value of the Company's Common Stock on the date such option is granted. The value of stock (measured at date of grant) subject to ISOs which are first exercisable by any individual during any one calendar year may not exceed $100,000.

FEDERAL TAX CONSEQUENCES

     The following is a brief summary of the tax consequences of the grant and exercise of stock options, stock appreciation rights and restricted stock awards under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

     ISO'S AND NON-QUALIFIED OPTIONS. Recipients of ISOs generally are not subject to income tax at the time the Award is granted or exercised. However, upon the exercise of any ISO, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an ISO, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the ISO was exercised and at least two years from the date the ISO was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the ISO is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. The Company is not entitled to any tax deduction upon either the exercise of any such ISO or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

     A participant receiving Nonqualified Options does not recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. The Company receives a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

     To the extent that the participant pays some or all of the exercise price of an ISO or Nonqualified Option by tendering shares already owned, the tax consequences will remain the same as discussed above except that a like number of shares received will have the same basis and holding period as the shares tendered and the remaining shares received shall have a basis equal to the cash tendered plus the ordinary income recognized, if any, on the exercise. If the tendered shares were received pursuant to the exercise of an ISO, such tender may be a Disqualifying Disposition if made prior to the end of the required holding periods.

     STOCK APPRECIATION RIGHTS. An employee will not recognize taxable income at the time of the grant of a stock appreciation right ("SAR"). A SAR is the right to cash or stock in the amount of the appreciation of a share of the Common Stock from the grant date to the exercise date. Upon exercise, however, the employee will generally recognize ordinary income for each SAR in the amount that the fair market value of the Common Stock on the exercise date exceeds its fair market value on the date of grant. The Company generally will be entitled to a corresponding deduction in the year of exercise.

     RESTRICTED STOCK AWARDS. No income will be recognized by an employee in connection with the grant of a restricted stock award. When the restrictions lapse, the employee would be required to include as taxable ordinary income the fair market value of such shares at the time the restrictions lapse. The Company would be entitled to a deduction for federal income tax purposes equal to the amount so included in such employee's income. An employee may, by making a Section 83(b) election within 30 days after the transfer of stock, choose to recognize income upon the grant of a restricted stock award. If a Section 83(b) election is made, any appreciation in the stock value after the grant date may be eligible for capital gain treatment upon the subsequent sale of the stock. However, if the stock is forfeited later, the loss allowable is limited to the price paid for the stock (if any) minus any amounts received upon such forfeiture.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1997 PLAN.

                                APPROVAL OF THE
                          EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 3)

     At the Annual Meeting, the Company's stockholders are being asked to approve the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"). The essential terms of the Stock Purchase Plan are summarized below. The following discussion is qualified in its entirety by reference to the Stock Purchase Plan. The Company will provide, upon request, a copy of the full text of the Stock Purchase Plan to each person to whom a copy of this Proxy Statement is delivered. Requests should be directed to the Chief Financial Officer of the Company and delivered to the Company's principal executive offices at 10089 Lee Highway, Fairfax, Virginia, 22030.

     GENERAL INFORMATION. The Board of Directors adopted the Stock Purchase Plan in March 1998, subject to approval by the stockholders at the Annual Meeting. The Stock Purchase Plan, which is intended to qualify under Section 423 of the Code, permits eligible employees to purchase the Company's Common Stock through payroll deductions at a price equal to 90% of the lower of the fair market value of the Common Stock on the first business day or on the last business day of each quarterly offering period.

     PURPOSE. The purpose of the Stock Purchase Plan is to promote the long-range success of the Company, and certain designated subsidiaries of the Company ("Designated Subsidiaries"). The Stock Purchase Plan gives eligible employees of the Company and Designated Subsidiaries an opportunity to purchase Common Stock of the Company through payroll deductions in order to provide them with a personal stake in the Company and to assist the Company in securing new employees and retaining the services of existing employees.

     ADMINISTRATION. The Stock Purchase Plan is administered by the Compensation Committee of the Board of Directors. All questions of interpretation or application of the Stock Purchase Plan are determined by the Compensation Committee.

     ELIGIBILITY AND PARTICIPATION. The Stock Purchase Plan provides that employees are eligible if they are employed by the Company, or a Designated Subsidiary, on the first day of a quarterly offering period (and continue to be employed on the last day of such offering period). No person who owns stock and/or holds options (including under the Stock Purchase Plan) for in excess of 5% of the outstanding Common Stock of the Company is eligible to participate in the Stock Purchase Plan.

     SHARES SUBJECT TO THE STOCK PURCHASE PLAN. Up to a maximum of 325,000 shares of the Company's Common Stock may be sold pursuant to options granted under the Stock Purchase Plan. If any option granted under the Stock Purchase Plan terminates without having been exercised, the stock not purchased under the option shall again become available for the Stock Purchase Plan. The stock subject to the Stock Purchase Plan may be unissued shares, reacquired shares bought on the market or otherwise or shares purchased by a designated broker.

     GRANTS OF OPTIONS AND PURCHASE PRICE. Prior to the beginning of each calendar quarter, the Company grants to eligible employees options to purchase shares of the Company's Common Stock under the Stock Purchase Plan through an after-tax payroll deduction program. The purchase price is 90% of the fair market value of the Common Stock on the first business day (the "Commencement Date") or on the last business day (the "Exercise Date") of the quarterly offering period, whichever is less.

     EXERCISE OF OPTIONS. Under the Stock Purchase Plan, an eligible employee's option to purchase Common Stock will be exercised automatically on the Exercise Date unless the employee has notified the Company, in writing on such form as the Compensation Committee prescribes, that the employee wishes to withdraw his or her account prior to that date.

     LIMITATION ON NUMBER OF SHARES AND TREATMENT OF DIVIDENDS. No eligible employee may purchase more than 500 shares of the Common Stock under the Stock Purchase Plan in any one quarterly offering period. Additionally, the maximum number of shares that may be purchased by all employees during an offering period is 80,000, plus any carryover from a prior period. If the maximum shares available during an offering would otherwise be exceeded, a pro rata allocation of the shares available will be made among eligible participants in a uniform and equitable manner, as determined by the Committee. Any cash in an employee's payroll deduction account in excess of the amount needed to purchase the maximum number of shares available to him or her in an offering will be refunded following the offering period.

     Any cash dividends paid on Common Stock allocated to an eligible employee's account at a designated brokerage firm shall be automatically reinvested in Company Common Stock as soon as administratively practicable by purchases on the open market at prevailing market prices.

     WITHDRAWAL AND TERMINATION. An employee's participation in the Stock Purchase Plan will be terminated when he or she (i) voluntarily withdraws from the Stock Purchase Plan by giving written notice to the appropriate Human Resources Department or (ii) terminates employment with the Company or a Designated Subsidiary for any reason. Upon such termination, all payroll deductions in a participant's account which have not been used to purchase stock will be refunded without interest to the participant. In the event of the participant's death, such refund will be made to his or her designated beneficiary, if any, or otherwise to the participant's estate. A participant who voluntarily withdraws from the current offering period will be eligible to participate again in the next offering period, if such participant is otherwise eligible.

     TRANSFER AND ASSIGNMENT. A participant may not assign, transfer, pledge or otherwise dispose of in any way any rights to purchase Common Stock under the Stock Purchase Plan, except by will or the laws of descent and distribution. Any such attempt may be treated by the Company as an election to withdraw from the Stock Purchase Plan.

     ADJUSTMENT UPON CHANGES IN CAPITALIZATION. If the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company as a result of reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Compensation Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the maximum number and/or kind of shares which may be offered in the offerings may also be proportionately adjusted by the Compensation Committee. No adjustments shall be made for stock dividends. For this purpose, any distribution of shares to stockholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the Compensation Committee may take such action as it deems appropriate and equitable, including any of the following: (i) refund of payroll deductions for such offering period (ii) shortening of the offering period or (iii) entitling each option holder to receive at the next Exercise Date upon the exercise of such option, the cash, securities and/or property which a holder of a like number of shares of the Common Stock was entitled to receive in such transaction.

     AMENDMENT AND TERMINATION OF THE STOCK PURCHASE PLAN. The Board of Directors of the Company may amend or terminate the Stock Purchase Plan at any time. Unless sooner terminated, the Stock Purchase Plan will continue in effect only so long as shares authorized by the stockholders remain available for issuance thereunder, but no later than March 31, 2008. No amendment may be made to the Stock Purchase Plan without approval of the stockholders of the Company if the amendment would (i) cause the Stock Purchase Plan to fail to meet the requirements of Section 423 of the Code, or to fail to comply with Rule 16b-3 of the Securities and Exchange Commission or (ii) except as provided under the section entitled "Adjustment Upon Changes in Capitalization," increase the maximum number of shares available under the Stock Purchase Plan. Upon termination, the Stock Purchase Plan permits the Company to refund payroll deductions or accelerate the grant and exercise date of options. Except as provided above, the termination or amendment of the Stock Purchase Plan will not adversely affect an employee's rights under an outstanding option without his or her consent.

     ERISA AND OTHER QUALIFICATIONS. The Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified as a pension or a profit-sharing plan under Section 401(a) of the Code.

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES. No income will be taxable to a participant until the shares purchased under the Stock Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the offering period and more than one (1) year from the date of transfer of the stock to the participant (the "Statutory Holding Periods"), then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (ii) an amount equal to 10% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain, currently taxed at a maximum federal rate of 20%. If the shares are sold after the Statutory Holding Period for less than the purchase price, any loss recognized would be a long term capital loss. If the shares are sold or otherwise disposed of before the expiration of the Statutory Holding Periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term if the stock was held for more than 12 months and short term if not. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the Statutory Holding Periods described above.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE STOCK PURCHASE PLAN.

          RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS
                           INDEPENDENT ACCOUNTANTS
                                 (PROPOSAL 4)

     Management has selected Arthur Andersen LLP as the independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending September 30, 1999. Arthur Andersen LLP has audited the Company's financial statements since 1997.

     The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the meeting will be required to ratify the Board of Director's selection of Arthur Andersen LLP.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, and will be available to answer questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                                 OTHER MATTERS

     There is no reason to believe that any other business will be presented at the Annual Meeting; however, if any other business should properly and lawfully come before the Annual Meeting, the proxies will vote in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS


January 26, 1998                          Dev Ganesan, Executive Vice President,
Fairfax, Virginia                         Chief Financial Officer and Treasurer

                         APPENDIX A TO PROXY STATEMENT

                      ADVANCED COMMUNICATION SYSTEMS, INC.

                           1997 STOCK INCENTIVE PLAN
                         (as amended in November 1998)

Section 1.    Purpose

              The purpose of this 1997 Stock Incentive Plan (the "Plan") is to advance the interests of Advanced Communication Systems, Inc. by enhancing its ability to attract and retain directors, executive officers and other key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

Section 2.    Definitions

              "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

              "Board" means the Board of Directors of the Company.

              "Code" means the Internal Revenue Code of 1986, as amended from time to time.

              "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3").

              "Common Stock" or "Stock" means the Common Stock, $.01 par value per share, of the Company.

              "Company" means Advanced Communication Systems, Inc. and, except where the content otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

              "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or to exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

              "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

              "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

              "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

              "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

              "Outside Director" means a non-employee director of the Company.

              "Participant" means a person selected by the Board to receive an Award under the Plan.

              "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under
Section 8.

              "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

              "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

              "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

              "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

              "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

Section 3.    Administration

              The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and to make all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

Section 4.    Eligibility

              All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

Section 5.    Stock Available for Awards

              (a) Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 450,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited, in whole or in part, for any reason, the shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. If shares of Stock are tendered to the Company in payment of the exercise price of an Option pursuant to Section 6(a)(iv) or in satisfaction of tax withholding requirements pursuant to Section 10(g), such tendered shares shall again be available for subsequent Awards under the Plan; provided, however, that (i) in no event shall the total number of shares issued pursuant to the exercise of Incentive Stock Options under the Plan, on a cumulative basis, exceed the maximum number of shares authorized for issuance under the Plan exclusive of shares made available for issuance pursuant to this sentence and (ii) shares made available for issuance pursuant to this sentence shall not be available for Awards to Reporting Persons. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

              (b) If the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

              (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate under the circumstances.

              (d) The number of shares of Common Stock available for issuance pursuant to Awards under the Plan shall automatically increase on the first trading day of each of January 1999 and January 2000 by a number of shares equal to the lesser of (i) two percent (2%) of the total number of shares of Common Stock outstanding on the last trading day of the preceding December or
(ii) 400,000 shares (which number shall be subject to adjustment under subsection (b) above).

Section 6.    Stock Options

              (a)   General.

              (i) Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

              (ii) The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

              (iii) Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

              (iv) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

              (v) The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

              (vi) The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

     (b)      Incentive Stock Options.

              Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

                    (i) All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

                    (ii) If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all (after taking into account the attribution of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                          (x)     The purchase price per share of the Common
Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market value of one share of Common Stock at the time of grant; and

                          (y)     The option exercise period shall not exceed
five years from the date of grant.

                    (iii) For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company, if any) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

                    (iv) No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

                          (x)     an Incentive Stock Option may be exercised
within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

                          (y)     if the Participant dies while in the employ
of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

                          (z)     if the Participant becomes disabled (within
the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of disability (or within such lesser period as may be specified in the Option agreement).

Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

                    (v) Incentive Stock Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

Section 7.    Stock Appreciation Rights

              (a) The Board may grant Stock Appreciation Rights entitling recipients on exercise of the Stock Appreciation Right to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the Stock Appreciation Right is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the Stock Appreciation Right was granted. The Board may also grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such Stock Appreciation Right will be entitled to receive, with respect to each share of Stock subject to the Stock Appreciation Right, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the Stock Appreciation Right was granted.

              (b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

              (c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

                    (i) The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

                    (ii) The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

                    (iii) The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

                    (iv) The Stock Appreciation Right will be transferable only with the related Option.

                    (v) A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

              (d) A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

              (e) The Board may at any time accelerate the time at which all or any part of the Stock Appreciation Right may be exercised.

Section 8.    Performance Shares

              (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

              (b) Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

              (c) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

              (d) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Section 9.    Restricted and Unrestricted Stock

              (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

              (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

              (c) The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

              (d) The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

              (e) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Section 10.   General Provisions Applicable to Awards

              (a) Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

              (b) Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option,

SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I or the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

              (c) Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

              (d) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

              (e)   Termination of Status.  Subject to the provisions of
Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

              (f) Adjustments. If at any time the shares of Common Stock subject the Plan is changed into or exchanged for a different number or kind of shares or securities, as the result of any one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or similar events, other than those events described by Section 10(g), an appropriate adjustment shall be made in the number, exercise or sale price and/or type of shares or securities for which Options, Performance Shares or Stock Appreciation Rights may thereafter be granted and Restricted Stock or Unrestricted Stock may thereafter be sold or granted under the Plan. The Committee also shall designate the appropriate changes that shall be made in Options, Performance Shares or Stock Appreciation Rights, or rights to purchase Restricted Stock or Unrestricted Stock under the Plan, and the Committee may do so either at the time of the Option, Performance Share or Stock Appreciation Right is granted or Restricted Stock or Unrestricted Stock is offered or at that time of the event causing the adjustment. Any such adjustment in outstanding Options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such Options. Any such adjustments in outstanding rights to purchase Restricted Stock or Unrestricted Stock shall be made without changing the aggregate purchase price of such Restricted Stock or Unrestricted Stock.

              (g) Mergers, Etc. In the event of a consolidation, merger or other reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition"), or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding
Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to

Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice,
(iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all such outstanding Options or SARs in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

              (h) Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

              (i) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

              (j) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

              (k) Cancellation and New Grant of Options. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

              (l) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

Section 11.   Terms, Conditions and Form of Outside Directors Options

              (a) The Board may provide for options to be granted to Outside Directors in consideration for their service to the Company. The Board shall determine to which Outside Directors options shall be granted hereunder (any such person, a "Participant"). The Board shall specify the number of shares subject to each option grant provided for under this Section 11, or the formula pursuant to which such number shall be determined, the Participants to receive any such grant, the date of grant and the vesting and expiration terms applicable to such options. The grant of options hereunder may, but need not, be conditioned on the Outside Director electing to forego his right to all or any part of his or her cash retainer or other fees. The maximum number of shares of Common Stock subject to options granted under this Plan during any calendar year to any person on account of his or her service as an Outside Director, other than options that an Outside Director has elected to receive in lieu of cash retainer or other fees, shall not exceed 20,000 shares. Each option granted under this Section to Outside Directors shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions set forth in this Section 11.

              (b) Option Exercise Price. The option exercise price per share for each option granted under this Section 11 shall equal (i) the closing price per share of the Company's Common Stock on the principal exchange on which the Common Stock is listed, on the date of grant (or if no such price is reported on such date, such price as reported on the nearest preceding date on which such price is reported), (ii) if the Common Stock is not listed on an exchange, the bid price per share of Common Stock at the close of trading on the date of the grant, or (iii) if the Common Stock is not listed on an exchange or otherwise publicly traded on the date of such grant, the fair market value of the Company's Common Stock as last determined by the Board of Directors of the Company.

              (c) Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code) and shall be exercised during the lifetime of the optionee only by such optionee.

              (e) Exercise Period. Each option may be exercised at any time and from time to time, in whole or in part, prior to the fifth anniversary of the date of grant, except that no option may be exercised more than three months after the optionee ceases to serve as a director of the Company for any reason.

              (f) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

              (g) Payment of Purchase Price. Payment of the exercise price may be made, at the election of the optionee, (i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price,
(ii) by delivery to the Company of shares of Common Stock of the Company already owned and held by the optionee for at least twelve months and having a fair market value equal in amount to the exercise price of the options being exercised, or (iii) by any combination of such methods of payment. The fair market value of any shares of Common Stock which may be delivered upon exercise of an option shall be determined by the Company as of the date that such shares are delivered.

Section 12.   Miscellaneous

              (a) No Right to Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment with or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

              (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

              (c) Exclusion from Benefit Computations. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

              (d)   Effective Date and Term.

                    (i) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no Options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval pursuant to Section 12(e) below shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such Option to a particular optionee. Subject to the limitations set forth in this Section 11(d), Awards may be made under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                    (ii) Termination. The Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to Awards under the Plan. Awards outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Awards.

              (e) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

              (f) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia.

                          Adopted by the Board of Directors on March 25, 1997

                          Approved by the Stockholders on March  25, 1997


                         APPENDIX B TO PROXY STATEMENT

                      ADVANCED COMMUNICATION SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


                                   ARTICLE I
                                    PURPOSE

     1.01. PURPOSE. The Advanced Communication Systems, Inc. Employee Stock Purchase Plan is intended to provide a method whereby employees of Advanced Communication Systems, Inc. (the "Company") and its subsidiary corporations will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                   ARTICLE II
                                  DEFINITIONS

     2.01 BASE PAY. "Base Pay" means regular straight-time earnings excluding payments for overtime, shift premium, bonuses and other special payments, commissions and other marketing incentive payments.

     2.02 BOARD. "Board of Directors" or "Board" means the Board of Directors of the Company.

     2.03     COMMITTEE.  "Committee" means the individuals described in
Article XI.

     2.04 COMMON STOCK. "Common Stock" means the common stock of the Company.

     2.05 DESIGNATED SUBSIDIARY CORPORATION. "Designated Subsidiary Corporation" means a Subsidiary Corporation which is designated by the Company's Board of Directors to participate in the Plan.

     2.06 EMPLOYEE. "Employee" means any person who is employed by the Company or a Designated Subsidiary Corporation.

     2.07 SUBSIDIARY CORPORATION. "Subsidiary Corporation" means any present or future corporation which would be a "subsidiary corporation" of the Company as that term is defined in Section 424 of the Code.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

     3.01 INITIAL ELIGIBILITY. All Employees are eligible to participate hereunder, commencing on any Commencement Date.

     3.02 COMMENCEMENT OF PARTICIPATION. An eligible Employee may become a participant by completing an authorization for payroll deduction on the form provided by the Company and filing it with the office of the Human Resources Director of the Company prior to the Commencement Date for the Offering (as such terms are defined below) or, in the case of the first Offering, prior to such other enrollment deadline established by the Committee. Payroll deductions for a participant shall commence on the applicable Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Exercise Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII.

     3.03 RESTRICTIONS ON PARTICIPATION. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

              (a) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Corporation. (For purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee); or

              (b) which permits his rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Corporations to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

     3.04 LEAVE OF ABSENCE. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

                                   ARTICLE IV
                                   OFFERINGS

     4.01     QUARTERLY OFFERING PERIODS.

              (a) Offering Periods. The Plan will be implemented by Offerings in consecutive Offering Periods, each constituting a calendar quarter. Such Offering Periods shall continue until the termination of the Plan in accordance with Section 12.05. The first such Offering Period shall begin on the later of (i) April 1, 1998, or (ii) the effective date of the registration statement filed by the Company for the Plan with the Securities and Exchange Commission.

              (b) Commencement Date. The Commencement Date is the first business day of an Offering Period.

              (c) Exercise Date. The Exercise Date is the last business day of an Offering Period.

     4.02 REVISED OFFERING PERIODS. In the discretion of the Committee, quarterly Offering Periods may be divided into monthly Offering Periods or combined into annual or semi-annual Offering Periods. The maximum number of shares available during an Offering Period under Section 10.01 shall be adjusted appropriately.


                                   ARTICLE V
                               PAYROLL DEDUCTIONS

     5.01 AMOUNT OF DEDUCTION. At the time a participant files his authorization for payroll deduction, he shall elect to have after-tax deductions made from his pay on each payday during the Offering Period at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his base pay in effect at any such payday, subject to a minimum of $20 per month.

     5.02 PARTICIPANT'S ACCOUNT. All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account except when on leave of absence and then only as provided in Section 5.04.

     5.03 CHANGES IN PAYROLL DEDUCTIONS. A participant may discontinue his participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his payroll deductions for that Offering. The payroll deduction form may provide that it shall continue from Offering Period to Offering Period unless changed by a participant before the beginning of a subsequent Offering Period.


     5.04 LEAVE OF ABSENCE. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 7.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan, or (c) remain a participant in the Plan during such leave of absence, authorizing deductions to be made from payments by the Company or its Subsidiary Corporations to the participant during such leave of absence and undertaking to make cash payments to the Plan at the end of each payroll period to the extent that amounts payable by the Company and its Subsidiary Corporations to such participant are insufficient to meet such participant's authorized Plan deductions.

                                   ARTICLE VI
                               GRANTING OF OPTION

     6.01 NUMBER OF OPTION SHARES. On the Commencement Date of each Offering, subject to the maximum in Section 10.01, a participating Employee shall be deemed to have been granted a qualified option to purchase on the Exercise Date of such Offering Period (at the Purchase Price in Section 6.02) the number of shares of the Company's Common Stock determined by dividing such Employee's after-tax payroll deductions accumulated during such

Offering Period and retained in the participant's account as of the Exercise Date by the applicable Purchase Price.

     6.02 PURCHASE PRICE. The Purchase Price of Common Stock purchased with payroll deductions made during an Offering Period for a participant therein shall be the lower of: (a) 90% of the Fair Market Value of the stock on the Commencement Date, or (b) 90% of the Fair Market Value of the stock on the Exercise Date. The Fair Market Value of the stock for this purpose is the closing price of the stock on the NASDAQ National Market System on that date, or (in the event the stock was not traded on such date) the nearest prior business day on which trading of the Company's Common Stock occurred. If the Common Stock is not listed on the NASDAQ National Market System, Fair Market Value shall be similarly determined with reference to the principal U.S. Stock Exchange on which the Common Stock is listed. If the Company's Common Stock is not admitted to trading on the NASDAQ National Market System or other U.S. Stock Exchange on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

                                  ARTICLE VII
                               EXERCISE OF OPTION

     7.01 AUTOMATIC EXERCISE. Unless a participant gives written notice to the Company as hereinafter provided, his option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Exercise Date applicable to such Offering, for the purchase of the number of shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable Purchase Price, subject to the maximum stated in Section 10.01. Any excess payroll deductions in his account at that time not utilized to purchase Common Stock will be refunded to him.

     7.02 WITHDRAWAL OF ACCOUNT. By written notice to the Human Resources Director of the Company, at any time prior to the Exercise Date applicable to any Offering, a participant may elect to withdraw all of the accumulated payroll deductions in his account at such time.

     7.03 TRANSFERABILITY OF OPTION. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

     7.04 DELIVERY OF STOCK. As promptly as practicable after the Exercise Date of each Offering, the Company will arrange for delivery of the stock purchased upon exercise of his option to an account established for the participant at a brokerage firm designated by the Company.

     7.05 DIVIDENDS. Any cash dividends paid on Company Common Stock held in a participant's account at a designated brokerage firm shall be automatically reinvested in Company Common Stock as soon as administratively practicable by purchases on the open market at prevailing market prices. Such purchases shall not count towards the limits in Section 10.01.

                                  ARTICLE VIII
                                   WITHDRAWAL

     8.01 IN GENERAL. As indicated in Section 7.02, a participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Human Resources Director of the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his accumulated payroll deductions as an election, under Section 7.02, to withdraw such deductions.

     8.02 EFFECT ON SUBSEQUENT PARTICIPATION. A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

     8.03 TERMINATION OF EMPLOYMENT. Upon termination of the participant's employment for any reason, including retirement or death (but excluding continuation of a leave of absence for a period beyond 90 days), the payroll deductions credited to his account will be returned to him, or, in the case of his death, to the person or persons entitled thereto under Section 12.01.

                                   ARTICLE IX
                                    INTEREST

     9.01 NO PAYMENT OF INTEREST. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating Employee.

                                   ARTICLE X
                                     STOCK

     10.01 SHARES SUBJECT TO PLAN. The stock subject to the Plan shall be shares of the Company's Common Stock, which may be (i) authorized but unissued shares, (ii) treasury shares and/or (iii) shares purchased on the open market by a broker designated by the Company. The maximum number of shares of Common Stock which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.04, shall be Eighty Thousand (80,000) shares in each Offering plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed Three Hundred Twenty-Five Thousand (325,000) shares for all Offerings. No participant may purchase more than Five Hundred (500) shares in any one Offering. If the total number of shares for which options are exercised on any Exercise Date in accordance with Article VI exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.

     10.02 PARTICIPANT'S INTEREST IN OPTION STOCK. The participant will have no interest in stock covered by his option until such option has been exercised.

     10.03 ISSUANCE OF STOCK. Stock purchased under the Plan will be issued in a street name and held at a brokerage firm designated by the Company, which brokerage firm shall maintain an account for each participant reflecting his or her allocable shares of the Common Stock and any earnings thereon. A participant may at any time request such brokerage firm to issue a certificate for the shares of Common Stock allocated to the participant's account.

     10.04 RESTRICTIONS ON EXERCISE. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange, and that either:

              (a) a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

              (b) the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

                                   ARTICLE XI
                                 ADMINISTRATION

     11.01 APPOINTMENT OF COMMITTEE. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of either (a) the full Board of Directors or (b) no fewer than two members of the Board of Directors.

     11.02 AUTHORITY OF COMMITTEE. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

     11.03 RULES GOVERNING THE ADMINISTRATION OF THE COMMITTEE. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     11.04 LIMITED LIABILITY; INDEMNIFICATION. To the maximum extent permitted by Virginia law, neither the Company, Board or Committee nor any of its members shall be liable for any action or determination made in good faith with respect to this Plan. In addition to such other rights of indemnification that they may have, the members of the Board and Committee shall be indemnified by the Company to the maximum extent permitted by Virginia law against any and all liabilities and expenses incurred in connection with their service in connection with the Plan in such capacity.

                                  ARTICLE XII
                                 MISCELLANEOUS

     12.01 DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any cash which is in the participant's account at the time of the participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice to the Human Resources Director of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the account of the participant under the Plan.

     12.02 TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.02.

     12.03 USE OF FUNDS. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

     12.04    ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

              (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the maximum number and/or kind of shares which may be offered in the Offerings described in Articles IV and Section 10.01 hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

              (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the Committee shall take such action as it deems appropriate and equitable, which action may include, without limitation, one of the following: (i) refund of payroll deductions for such Offering Period; (ii) shortening of the Offering Period or (iii) providing that the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Exercise Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. In the event the Plan is continued after such event, the Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

     12.05    AMENDMENT AND TERMINATION.

              (a) Action by Board. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Company (i) amend the Plan in a manner to cause the Plan to fail to meet the requirements of Code Section 423 or fail to comply with Rule 16b-3 of the Securities and Exchange Commission, or (ii) increase the maximum number of shares which may be issued under the Plan or under any Offering (except pursuant to Sections 4.02 and 12.04). Upon termination of the Plan during an Offering Period, at the discretion of the Committee, cash balances in participants accounts may be refunded or the Exercise Date may be accelerated. Except as provided above, no termination, modification, or amendment of the Plan may, without the consent of an Employee then having an option under the Plan to purchase stock, adversely affect the rights of such Employee under such option.

              (b) Automatic Termination. The Plan shall automatically terminate on the earlier of March 31, 2008, or the issuance of the maximum number of shares available under the Plan pursuant to Section 10.01.

     12.06 TAX WITHHOLDING. At the time an option is exercised or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations.

     12.07 DISQUALIFYING DISPOSITION. The Committee may require that a participant notify the Company of any disposition of shares of Common Stock purchased under the Plan within a period of two (2) years subsequent to the respective Commencement Date or one (1) year from the Exercise Date.

     12.08 EFFECTIVE DATE. The Plan shall become effective as of April 1, 1998, subject to approval by the holders of the majority of the Common Stock present and represented at a special or annual meeting of the shareholders held on or before March 31, 1999. If the Plan is not so approved, the Plan shall be discontinued, any options which had been issued shall be considered nonqualified options and any payroll deductions then held by the Company shall be refunded to the respective Employees.

     12.09 NO EMPLOYMENT RIGHTS. The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

     12.10 EXCLUSION FROM RETIREMENT AND FRINGE BENEFIT COMPUTATION. No portion of the award of options under this Plan, or the proceeds from the sale of stock purchased under the Plan, shall be taken into account as "wages," "salary" or "compensation" for any purpose, whether in determining eligibility, benefits or otherwise, under (i) any pension, retirement, profit sharing or other qualified or non-qualified plan of deferred compensation, (ii) any employee welfare or fringe benefit plan including, but not limited to, group insurance, hospitalization, medical, and disability, or (iii) any form of extraordinary pay including, but not limited to, bonuses, sick pay and vacation pay.

     12.11 EFFECT OF PLAN. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

     12.12 EXPENSES. Expenses of administering the Plan shall be borne by the Company except that brokerage expenses incurred in connection with the purchase of shares shall be included as part of the cost of the shares to participating Employees.

     12.13 GOVERNING LAW. The law of the Commonwealth of Virginia will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

PROXY                 ADVANCED COMMUNICATION SYSTEMS, INC.
                   10089 LEE HIGHWAY, FAIRFAX, VIRGINIA, 22030

      The undersigned hereby appoints George A. Robinson and Dev Ganesan, or either of them, as proxies with full powers of substitution, to vote all shares of the Common Stock of Advanced Communication Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on February 25, 1999 (the "Annual Meeting") and at any adjournment thereof, upon the items described in the Proxy Statement. The undersigned acknowledges receipt of notice of the meeting and the Proxy Statement.

1. ELECTION OF DIRECTORS

   [ ] FOR all nominees listed below (except   [ ] WITHHOLD AUTHORITY for
        as marked to the contrary below)           all nominees listed below

Nominees: Charles R. Collins, Thomas A. Costello, Charles G. Martinache, George
A. Robinson, Wayne Shelton and Vincent G. Vidas.

INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PRINT
THAT NOMINEE'S NAME:
                    ---------------------------------------------------------

2. PROPOSAL TO AMEND THE COMPANY'S 1997 STOCK INCENTIVE PLAN

   [ ] FOR                   [ ]  AGAINST                     [ ]  ABSTAIN

3. PROPOSAL TO APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

   [ ] FOR                   [ ]  AGAINST                     [ ]  ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1999

   [ ] FOR                   [ ]  AGAINST                     [ ]  ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

   [ ] FOR                   [ ]  AGAINST                     [ ]  ABSTAIN

                           (Continued and to be signed and dated on other side)

(Continued from other side)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES SET FORTH IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, PROPOSAL NO. 3 AND PROPOSAL NO. 4 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER BUSINESS.

PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS HEREON.

                           ---------------------------------------------------
                           Date

                           ---------------------------------------------------
                           Signature of Owner

                           ---------------------------------------------------
                           Additional Signature of Joint Owner (if any)


                           If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.